UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported):  August 20, 2008

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100

Rancho Cucamonga, California 91730

(Address of principal executive offices) (Zip code)

(909) 987-9220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.                                          Entry Into a Material Definitive Agreement.

Stock Purchase Agreement

On May 23, 2008, EMRISE Corporation (the “Company”) and its wholly-owned subsidiary, EMRISE Electronics Corporation (“EEC”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Charles S. Brand, Thomas P. M. Couse, Joanne Couse and Michael Gaffney (the “Sellers) and Custom Components, Inc. (“CCI”) and Advanced Control Components, Inc. (“ACC”) pursuant to which EEC agreed to acquire CCI and its subsidiary, ACC.  A copy of the Stock Purchase Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 28, 2008.  Subject to the amendments to the Stock Purchase Agreement described below, the description of the Stock Purchase Agreement included in the Company’s Current Report on Form 8-K filed on May 28, 2008 is incorporated herein by reference.

On August 20, 2008, the Stock Purchase Agreement was amended pursuant to Amendment No. 1 to Stock Purchase Agreement (the “Amendment to Purchase Agreement,” and collectively with the Stock Purchase Agreement, the “Purchase Agreement”) to, among other things, reduce the initial purchase price for all of the capital stock of both CCI and ACC to $12,400,000, subject to adjustments for working capital and net cash.  Additionally, pursuant to the terms of the Amendment to Purchase Agreement, the Company is obligated to pay interest on a principal amount of $600,000 at a rate equal to the prime rate as reported in The Wall Street Journal on August 20, 2008 plus 1% for the period commencing on August 20, 2008 and ending on the later of November 18, 2008 or the actual date such interest payment is made.  A copy of the Amendment to Purchase Agreement is filed as Exhibit 10.2 to this report.

The closing of the Purchase Agreement occurred on August 20, 2008.  Under the terms of the Purchase Agreement, EEC acquired all of the issued and outstanding shares of common stock of CCI and all of the issued and outstanding shares of common stock of ACC not owned by CCI (the “Acquisition”).  In addition to the purchase price, the Company is obligated to pay up to an additional $3,000,000 in cash if ACC meets certain operating income targets for one or both of the two twelve month periods following the closing.  Additionally, EEC issued Subordinated Secured Contingent Promissory Notes (the “Notes”) to each of the Sellers in the aggregate principal amount of $2,000,000.  The Notes become payable if ACC meets certain operating income thresholds during the first and second 12 month periods after August 20, 2008.  A form of the Notes is attached to this report as Exhibit 10.3.  The Notes bear interest at a rate per annum equal to the prime rate as reported in The Wall Street Journal plus 1%.

In connection with entering into the Purchase Agreement, the Sellers and EEC entered in to a Security Agreement dated August 20, 2008 (the “Security Agreement”), a copy of which is attached as Exhibit 10.4 to this report.  Pursuant to the terms of the Security Agreement, EEC’s obligations under the Purchase Agreement and the Notes are secured by a perfected subordinated lien on all the assets of ACC (subject to customary exceptions).  Additionally, the obligations due under the Purchase Agreement and the Notes are guaranteed by a Continuing Guaranty, dated August 20, 2008, executed by the Company for the benefit of the Sellers (the “Guaranty”).  A copy of the Guaranty is attached as Exhibit 10.5 to this report.

The foregoing summary of the terms of the Purchase Agreement, the Notes, the Security Agreement and the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this report or are incorporated herein by reference.  The Purchase Agreement and the Guaranty contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representation and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

Credit Agreement

On November 30, 2007, the Company and its subsidiaries, EEC, CXR Larus Corporation and RO Associates Incorporated (collectively, the “Initial Borrowers”) entered into a Credit Agreement (the “Credit Agreement”) with GVEC Resource IV Inc. (the “Lender”), an affiliate of Private Equity Management Group (“PEM Group”).  A copy of the Credit Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 6, 2007.  Subject to the amendments to the Credit Agreement described below, the description of the credit facility in the Company’s Current Report on Form 8-K filed on December 6, 2007 is incorporated herein by reference.

On August 20, 2008, the Initial Borrowers, ACC and CCI (collectively, the “Borrowers”) and the Lender entered into a Amendment Number 1 to Loan Documents (the “Amendment to Loan Documents”) pursuant to which certain terms of the credit facility were amended to, among other things, include a term loan in an outstanding principal amount of $3,000,000 (the “Term Loan C”).  A copy of the Amendment to Loan Documents is attached as Exhibit 10.7 to this report.  The Credit Agreement, as amended, now provides for a three year credit facility in the aggregate amount of $26,000,000 (the “Credit Facility”).  On August 20, 2008, a term loan in the amount of $10,000,000 that was available under the Credit Agreement and the Term Loan C were fully funded to provide for the payment of the purchase price for the Acquisition.

The Term Loan C bears a per annum interest rate of 14% and is payable February 15, 2009.  Interest on the Term C Loan is payable monthly.  Upon continuation of an event of default (as defined in the Credit Agreement), the Term Loan C will bear a per annum interest rate of 24%.  The Borrowers may make full or partial prepayment of the Term C Loan provided that any such prepayment is accompanied by the applicable prepayment premium discussed in the Company’s Current Report on Form 8-K filed on December 6, 2007.  A copy of the Term Loan C Note is filed as Exhibit 10.8 to this report.

Pursuant to the terms of the Amendment to Loan Documents, the Borrowers are obligated to raise no less than $5,000,000 in net proceeds from the sale of assets or stock prior to February 15, 2009.  Additionally, several of the financial covenants related to the $7,000,000 revolving credit facility available under the Credit Facility (the “Revolver”) were amended.  Pursuant to the terms of Credit Facility, the Revolver is subject to various financial covenants on a consolidated basis, including the following: EBITDA, measured on a fiscal quarter-end basis, must not be less than the scheduled amount for each specified period; the debt service coverage ratio, measured quarterly, must be greater than the lesser of the scheduled amount for each specific period or 1.10:1.00; and the leverage ratio, measured quarterly, must not be greater than the scheduled amount for each specified period.  Additionally, the Revolver is subject to the Borrowers not incurring capital expenditures (a) in excess of $1,000,000 for the fiscal year ending December 31, 2008, and (b) in excess of $1,500,000 in each fiscal year thereafter.  Funding of the Revolver is also contingent upon the Borrowers not incurring capital expenditures in excess of $1,500,000 during the period commencing January 1, 2008 until all obligations owed with respect to the Term C Loan have been satisfied in full.

Pursuant to the terms of the Amendment to Loan documents, the Borrowers paid to PEM Group an advisory fee of cash of $225,000 to compensate PEM Group for its ongoing advice relating to the Acquisition and Borrowers’ overall financing and capitalization structure.

In connection with entering into the Acquisition, on August 20, 2008, the Company, EEC and the Lender entered in to a Collateral Assignment of Rights under Purchase Agreement (the “Collateral Assignment”) pursuant to which the Company and EEC granted a security interest to Lender in all of the Company’s and EEC’s rights with respect to the Purchase Agreement.  A copy of the Collateral Assignment is filed as exhibit 10.9 to this report.

In connection with the Credit Facility and the Acquisition, ACC and CCI entered into an agreement (the “Supplement to Security Agreement”) pursuant to which both ACC and CCI became party to the Security Agreement, dated November 20, 2007, by and among the Lender and the Initial Borrowers (“Loan Security Agreement”).  Pursuant to the terms of the Loan Security Agreement, as supplemented by the Supplement to Security Agreement, the Credit Facility is secured by a perfected first priority lien on all the assets of the Borrowers (subject to customary exceptions) and the Borrowers have irrevocably pledged and assigned to, and granted the Lender a continuing security interest in each of the Borrowers’ personal property.  A copy of the Loan Security Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 6, 2007.  The description of the Loan Security Agreement in the Company’s Current Report on Form 8-K filed on December 6, 2007 is incorporated herein by reference.

Additionally, in connection with the Credit Facility and the Acquisition, EEC entered into an agreement pursuant to which EEC pledged its interest in the shares of its wholly-owned subsidiaries, ACC and CCI, to the Lender as a continuing security to secure the performance of its obligations under the Credit Agreement, as amended.

The foregoing summary of the terms of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements filed as exhibits to this report or incorporated herein by reference.  The agreements filed as exhibits to this report or incorporated herein by reference, including the Credit Agreement and the Amendment to Loan Documents, contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representation and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

Amended and Restated Warrant

As described in Item 3.02 of this Report, in connection with entering into the Amendment to Loan Documents, the Company amended the exercise price of a warrant previously issued to the Lender.

The disclosures regarding the Amended and Restated Warrant are incorporated by reference into this Item 1.01.

Stock Option Agreements

On August 22, 2008, the Company issued options to purchase shares of its common stock to each of its named executive officers and non-employee directors under the Company’s 2007 Stock Incentive Plan.  A form of the Stock Option Agreements entered into by the Company is attached as Exhibit 10.11 to this report.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 of this report, on August 20, 2008, EEC acquired all of the issued and outstanding shares of common stock of CCI and all of the issued and outstanding shares of common stock of ACC not owned by CCI.  The disclosures regarding the Acquisition contained in Item 1.01 of this report are incorporated by reference into this Item 2.01.

ACC is based in Eatontown, New Jersey and designs and manufactures radio frequency devices.  As a result of the acquisition, EEC acquired all of the assets and liabilities of ACC and CCI, including the intellectual property, cash, accounts receivable and inventories owned by ACC and CCI.  EEC intends to use these acquired assets for the same purpose for which they were used by ACC.  CCI does not have any significant operations or assets.

As described in Item 1.01 of this report, the Acquisition was funded by two term loans available under the Credit Facility.  The initial purchase price of $12,400,000 represented a premium over the estimated net worth of the assets of ACC.  In determining this premium, EEC considered the synergistic and strategic advantages provided by having a U.S. - based ratio frequency manufacturer and the value of the goodwill, customer relationships and technology of ACC.

In connection with the Acquisition, two of the Sellers, Charles S. Brand and P. M. Couse, were appointed to the board of ACC.  Additionally, Charles S. Brand entered into an employment agreement with ACC pursuant to which he serves as the President as ACC.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 of this report, the credit facility provided to the Company by the Lender was amended pursuant to the Amendment to Loan Documents on August 20, 2008. The disclosures regarding the Credit Facility are incorporated by reference into this Item 2.03.

Item 3.02.                                        Unregistered Sales of Equity Securities.

In connection with entering into the Amendment to Loan Documents, and in consideration of the services performed by the PEM Group, the Company amended the exercise price of a warrant previously issued to Private Equity Management Group LLC, an affiliate of PEM Group, on November 30, 2007.  A description of the warrant, prior to amendment, is included in the Company’s Current Report on Form 8-K filed on December 6, 2007 and is incorporated herein by reference.  Pursuant to the Amended and Restated Warrant (the “Warrant”), the exercise price of the Warrant was amended such that the warrant holder may purchase 2,909,090 shares of the Company’s common stock at (i) $0.53 per share until such time as the warrant holder has exercised the Warrant with respect to at least 1,454,545 shares of common stock represented by the Warrant and (ii) thereafter, $0.815 per share.  A copy of the Amended and Restated Warrant is filed as Exhibit 10.10 to this report. The description of the Warrant in this report is qualified in its entirety by the terms of the Warrant.

Item 5.02                                           Departure of Directors o Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2008, the Company issued options to purchase 75,000 shares of its common stock to each of its named executive officers at a exercise price of $0.58 per share under the Company’s 2007 Stock Incentive Plan.  These stock options vest in three equal installments on August 22, 2009, August 22, 2010 and August 22, 2011, respectively.  These options will vest immediately (i) upon a change in control (as defined in the 2007 Stock Incentive Plan) of the Company and (ii) upon the named executive officer’s employment being terminated other than for cause.

Additionally, also on August 22, 2008, the Company issued options to purchase 75,000 shares of its common stock to each of its named executive officers at a exercise price of $0.815 per share under the Company’s 2007 Stock Incentive Plan.  These options vest in three equal installments, with each installment vesting on the latter of (a) August 22, 2009, August 22, 2010 or August 22, 2011, respectively, and (b) the last date of the second consecutive fiscal quarter in which the Company reported net income (after taxes) on its Condensed Consolidated Statements of Operations.  With respect to options that vest on the last date of a fiscal quarter, such options shall not be exercisable until the Company has filed its financial statements for that fiscal quarter with the Securities and Exchange Commission.  If the Company has completed two consecutive fiscal quarters for which it will report or has reported net income (after taxes) on its Condensed Consolidated Statements of Operations, then these options will vest immediately (i) upon a change in control (as defined in the 2007 Stock Incentive Plan) of the Company and (ii) upon the named executive officer’s employment being terminated other than for cause.

A form of the Stock Option Agreements entered into by the Company is attached as Exhibit 10.11 to this report.

Item 8.01                                           Other Events.

The Company is preparing to hold a special meeting of stockholders at 10:00 a.m. on November 6, 2008 at the Company’s headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730.  All holders of record of the Company’s common stock outstanding as of the close of business on September 19, 2008 will be entitled to vote at the special meeting.

The Company filed a Current Report on Form 8-K on August 12, 2008 to inform its stockholders of the deadline for stockholder proposals to be discussed and voted upon at the special meeting.  After the filing of the report on August 12, 2008, the Company changed the record date for the special meeting from September 9, 2008 to September 19, 2008.  However, any stockholder’s notice of proposals by stockholders to be discussed and voted upon at the special meeting must have been received by the Company by August 19, 2008, as discussed in the Company’s Current Report on Form 8-K on August 12, 2008.  If a stockholder failed to notify the Company of any such proposal on or prior to August 19, 2008, then the chairperson of the meeting may prohibit the proposal from being presented at the meeting.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

To be filed under cover of Form 8-K/A on or before October 30, 2008.

(b)                                 Pro Forma Financial Information.

To be filed under cover of Form 8-K/A on or before October 30, 2008.

(d)                                 Exhibits:

Exhibit No.	Description

10.1

Stock Purchase Agreement dated May 23, 2008 by and among EMRISE Electronics Corporation, EMRISE Corporation, Charles S. Brand, Advanced Control Components, Inc., Thomas P. M. Couse, Joanne Couse, Michael Gaffney and Custom Components, Inc.(1)

10.2

Amendment No. 1 to Stock Purchase Agreement dated August 20, 2008 by and among EMRISE Electronics Corporation, EMRISE Corporation, Charles S. Brand, Advanced Control Components, Inc., Thomas P. M. Couse, Joanne Couse, Michael Gaffney and Custom Components, Inc.

10.3	Form of Subordinated Secured Contingent Promissory Notes issued by the Company to Charles S. Brand, Thomas P. M. Couse, Joanne Couse, and Michael Gaffney.

10.4	Security Agreement, dated August 20, 2008, by and among EMRISE Electronics Corporation, Charles S. Brand, Advanced Control Components, Inc., Thomas P. M. Couse, Joanne Couse, and Michael Gaffney.

10.5	Continuing Guaranty, dated August 20, 2008, by and among EMRISE Corporation, Charles S. Brand, Advanced Control Components, Inc., Thomas P. M. Couse, Joanne Couse, and Michael Gaffney.

10.6	Credit Agreement, dated November 30, 2007, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, and RO Associates Incorporated and GVEC Resource IV Inc. (2)

10.7

Amendment Number 1 to Loan Documents, dated August 20, 2008, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc. and Custom Control Components, Inc. and GVEC Resource IV Inc.

10.8	Term Loan C Note dated August 20, 2008 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.

10.9	Collateral Assignment of Rights under Purchase Agreement, dated August 20, 2008, by and among EMRISE Corporation, Emrise Electronics Corporation and GVEC Resource IV Inc.

10.10	Amended and Restated Warrant issued to Private Equity Management Group LLC, dated November 30, 2007.

10.11	Form of Stock Option Agreement issued to EMRISE Corporation’s directors and executive officers under 2007 Stock Incentive Plan.

(1) Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 28, 2008.

(2) Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: August 26, 2008	By:	/s/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

10.2

Amendment No. 1 to Stock Purchase Agreement dated August 20, 2008 by and among EMRISE Electronics Corporation, EMRISE Corporation, Charles S. Brand, Advanced Control Components, Inc., Thomas P. M. Couse, Joanne Couse, Michael Gaffney and Custom Components, Inc.

10.3	Form of Subordinated Secured Contingent Promissory Notes issued by the Company to Charles S. Brand, Thomas P. M. Couse, Joanne Couse, and Michael Gaffney.

10.4	Security Agreement, dated August 20, 2008, by and among EMRISE Electronics Corporation, Charles S. Brand, Advanced Control Components, Inc., Thomas P. M. Couse, Joanne Couse, and Michael Gaffney.

10.5	Continuing Guaranty, dated August 20, 2008, by and among EMRISE Corporation, Charles S. Brand, Advanced Control Components, Inc., Thomas P. M. Couse, Joanne Couse, and Michael Gaffney.

10.7

Amendment Number 1 to Loan Documents, dated August 20, 2008, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc. and Custom Control Components, Inc. and GVEC Resource IV Inc.

10.8	Term Loan C Note dated August 20, 2008 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.

10.9	Collateral Assignment of Rights under Purchase Agreement, dated August 20, 2008, by and among EMRISE Corporation, Emrise Electronics Corporation and GVEC Resource IV Inc.

10.10	Amended and Restated Warrant issued to Private Equity Management Group LLC, dated November 30, 2007.

10.11	Form of Stock Option Agreement issued to EMRISE Corporation’s directors and executive officers under 2007 Stock Incentive Plan.